SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 24, 2003
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                               NetIQ Corporation
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               (Exact name of Registrant as Specified in Charter)


          Delaware                      000-26757                77-0405505
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(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
     of Incorporation)                                      Identification No.)


3553 NORTH FIRST STREET, SAN JOSE, CALIFORNIA                          95134
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code  (408) 856-3000
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                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)


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Item 7.  Exhibits

         (99.1)   Press Release dated April 24, 2003

Item 9. Regulation FD Disclosure (The information is provided pursuant to Item 12 -- Results of Operations and Financial Condition)

On April 24, 2003, NetIQ Corporation issued a press release announcing its financial results as of and for the three and nine months ended March 31, 2003. The press release is filed as an exhibit to this Current Report on Form 8-K and the contents of the exhibit are included herein by reference.

The information furnished in this report, including the exhibit, shall not be deemed to be incorporated by reference into NetIQ's filings with the SEC under the Securities Act of 1933 and shall not be deemed to be "filed" with the SEC under the Securities Exchange Act of 1934.


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 24, 2003                 By: /s/ James Barth
                                          ---------------------------------
                                          James Barth
                                          Sr. Vice President Finance and
                                          Administration and Chief
                                          Financial Officer


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                                 Exhibit Index

(99.1)   Press Release dated April 24, 2003